UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-7246	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000 Denver, CO		80203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-860-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On February 27, 2013, PDC Energy, Inc. (the “Company”) issued a press release announcing results for the fiscal year and fiscal quarter ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The Company previously scheduled a teleconference call with investors on Wednesday, February 27, 2013, at 11:00 a.m. ET to discuss its fourth quarter and year-end 2012 results. A recording of the earnings call presentation and the related slide presentation will be posted on the Company’s website at www.pdce.com.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated February 27, 2013, announcing results for the fiscal year and fiscal quarter ended December 31, 2012.

Source: PDC ENERGY, INC., 8-K, March 01, 2012	Powered by Morningstar Document Research.

The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2013

PDC ENERGY, INC.

By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Sr. Vice President, General Counsel and Secretary

Source: PDC ENERGY, INC., 8-K, March 01, 2012	Powered by Morningstar Document Research.

The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 27, 2013, announcing results for the fiscal year and fiscal quarter ended December 31, 2012.

Source: PDC ENERGY, INC., 8-K, March 01, 2012	Powered by Morningstar Document Research.

The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.